THE ALLIANCE FUND

ANNUAL REPORT
NOVEMBER 30, 1995



LETTER TO SHAREHOLDERS                                        THE ALLIANCE FUND
_______________________________________________________________________________

January 15, 1996

Dear Shareholder:

The Alliance Fund has benefited a great deal from the strong sustained rally in the U.S. stock market over much of 1995. As shown in the table below, the Fund has achieved superior investment returns during the annual reporting period ended November 30, 1995. Also shown are equally strong returns over the period for the overall U.S. stock market, represented by the S&P 500-stock Index, and for the Russell 1000 Growth Stock Index. (Complete descriptions of these unmanaged benchmarks appear on page 4):


                     12 Months Ended November 30, 1995
                            Total Return    Ending NAV
                            ------------    ----------
   THE ALLIANCE FUND
     Class A                   +37.87%         $7.72
     Class B                   +36.61%         $7.49
     Class C                   +36.79%         $7.50

   S&P 500                     +36.95%
   RUSSELL 1000                +37.64%


The Fund's total returns are based on the net asset values of each class of shares as of November 30; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in The Alliance Fund Class A shares over a ten-year period through the end of November.

U.S. EQUITY MARKET OUTPERFORMS
Although the market witnessed a few shocks in December, there can be few complaints about the overall performance of U.S. equities in 1995. Ironically (though understandably), it is after such periods of strong performance that many investors become nervous because they believe they will eventually be faced with 'paying the piper' for these impressive gains.

Our view, however, is that the market's prospects are still quite good. When compared with other stock markets, not only is the U.S. in a very strong technology leadership position, we also continue to reap the benefits from many years of corporate cost cutting and we still enjoy a competitive level for the dollar. Also important is that we now have a shift towards conservative fiscal as well as monetary policy-a change not totally appreciated by domestic investors, and certainly not by their foreign counterparts.

The risk to equity portfolios, in our view, lies more with investor reaction to individual earnings disappointments than to any news that might be construed as broadly negative for all stocks. We believe that the current estimate for a 15.5x price/earnings multiple in 1996 is not too high in today's interest rate environment.

ECONOMIC REVIEW & OUTLOOK
Today we are facing a domestic and world economic outlook that may best be described as subdued. In this context it is unlikely that inflation will become a problem, and our forecast for interest rates is that, at a minimum, there will be no major upward revision. What this means is that the competition for the U.S. equity market is essentially the 6% yield offered by the long bond. Hypothetically we can compare the two: assume, for example, a good regional bank whose stock is trading at an 11x price/earnings multiple-a 9% earnings yield-with total return prospects (earnings growth plus dividends) in the range of 10-15% annually. So, the total return from the stock, higher than the 6% bond yield, consequently supports our expectation that at least for the medium term stocks should outperform. It appears that a similar outlook is influencing 401(k) retirement plan cash flows, which are increasingly directed to equity investments.

Given the U.S.' democratic and capitalist strengths, foreign investors may be encouraged to invest in U.S. equities of comparable valuation as an alternative to accepting low local interest rates or investing in their own equity market where growth prospects are not as clear. U.S. companies in recent years have enjoyed good earnings, good cash flow, and have strengthened their balance sheets considerably-factors we should not casually dismiss. Moreover, the current slow economic environment means that corporate America must continue to focus on cost cutting, which could result in impressive earnings gains when the U.S. and world


1



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

economies begin to experience a slightly higher rate of growth. We do not believe that such gains would be negated by a material back-up of interest rates and higher inflation.

INVESTMENT STRATEGY
In managing The Alliance Fund, our strategy is to keep the portfolio fully invested, but to vary the degree of aggressiveness from time to time. Though today we are not as bullish as we were a year ago, we still believe the market will post respectable gains in 1996. For those who are bearish (i.e., believing the market is due for broad declines), we believe they may be unable to buy stocks materially below today's levels. However, despite our forecast for market upside, stock selection will be critical and it will be incumbent on portfolio managers to continually assess each company's fundamentals carefully and to pay particular attention to price. Because we believe that successful investing comes from the correct marriage of company fundamentals and price, stock selection for your Fund is based on a research process in which we try to assess where a particular company, and the market, are at any time both relatively and absolutely as prices fluctuate.

Looking back at 1995, three sectors performed particularly well for your Fund: technology, financial services and transportation. The 25-30% in technology stocks and around 20% in financial services stocks benefited from a lower interest rate environment, and transportation stocks such as United Airlines turned in double-digit returns for the year.

Although historically the same sectors are not top performers in consecutive years, as we look forward to 1996 we are currently maintaining positions in these areas because they still seem to have the best earnings momentum, and their prices, while not at bargain basement levels, are still reasonable in our opinion.

Thank you for your interest and investment in The Alliance Fund. We look forward to reporting its progress to you in the coming period.

Sincerely,

John D. Carifa
Chairman and President

Alfred Harrison
Executive Vice President


2



INVESTMENT RESULTS                                            THE ALLIANCE FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1995

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ---------------------------
 . One Year                   +37.87%        +32.09%
 . Five Years                 +19.44%        +18.40%
 . Ten Years                  +14.99%        +14.49%
CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ---------------------------
 . One Year                   +36.61%        +32.61%
 . Since Inception*           +14.72%        +14.72%
CLASS C SHARES
 . One Year                   +36.79%
 . Since Inception*           +16.84%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 3/4/91, Class B; 5/3/93, Class C.


3



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

THE ALLIANCE FUND
GROWTH OF A $10,000 INVESTMENT:
11/30/85 TO 11/30/95

$42,000
$31,000
$20,000
$9,000

11/30/85           11/30/95

THE ALLIANCE FUND
CLASS A: $38,691

S&P 500

RUSSELL 1000 GROWTH

This chart illustrates the total value of an assumed $10,000 investment in The Alliance Fund Class A shares after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Results should not be considered representative of future gain or loss in capital value or dividend income.

The unmanaged Standard and Poor's 500-stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 1000 Growth Stock Index compiles the 1000 largest U.S. stocks as measured by price to book ratios; those with the highest ratios are considered 'growth' stocks (the remaining are considered 'value' stocks).

When comparing The Alliance Fund to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.


The Alliance Fund
S&P 500
Russell 1000 Growth


4



TEN LARGEST HOLDINGS
NOVEMBER 30, 1995                                             THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                         VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Philip Morris Cos., Inc.                   $ 54,352,350              5.5%
Intel Corp.                                  50,568,862              5.1
Tele-Communications, Inc. (Cl.A & units)     35,074,650              3.6
Norwest Corp.                                32,637,000              3.3
UAL, Corp.                                   32,360,512              3.3
ITT Corp.                                    30,656,250              3.1
United Healthcare, Inc.                      30,330,900              3.1
Applied Materials, Inc.                      25,615,650              2.6
McDonald's Corp.                             25,177,425              2.5
AirTouch Communications, Inc.                23,387,375              2.4
                                           $340,160,974             34.5%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1995
_______________________________________________________________________________

                                                          SHARES*
                                              -------------------------------
PURCHASES                                        BOUGHT     HOLDINGS 11/30/95
-----------------------------------------------------------------------------
Applied Materials, Inc.                         265,900          526,800
AT&T Corp.                                      262,900          262,900
Federal National Mortgage Assn.                 103,900          103,900
First Chicago Corp.                             125,000          125,000
General Motors Corp. Cl.E                       351,100          351,100
General Re Corp.                                102,700          102,700
Gillette Co.                                    249,900          319,800
ITTCorp.                                        250,000          250,000
McDonald's Corp.                                208,000          564,200
PepsiCo, Inc.                                   182,500          182,500


SALES                                             SOLD      HOLDINGS 11/30/95
-----------------------------------------------------------------------------
Caterpillar, Inc.                               265,000               -0-
Dow Chemical Co.                                230,000               -0-
Du Pont (E.I.) de Nemours & Co.                 151,500               -0-
General Motors Corp.                            463,000               -0-
Motorola, Inc.                                  269,800          291,200
Nokia Corp.(ADR)                                211,300          318,700
UAL, Corp.                                      100,000          154,650
United Healthcare, Inc.                         470,000          482,400
Viacom, Inc. Cl.B                               201,901          146,597
Xerox Corp.                                     129,900               -0-


*  Adjusted for stock splits.


5



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995                                             THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.7%
CONSUMER PRODUCTS & SERVICES-37.7%
AIRLINES-4.2%
AMR Corp.*                                       30,000    $ 2,298,750
KLM Royal Dutch Air                             206,700      7,131,150
UAL, Corp.*                                     154,650     32,360,512
                                                            41,790,412

BIOTECHNOLOGY-0.3%
Amgen, Inc.*                                     66,500      3,300,063

BROADCASTING & CABLE-10.6%
AirTouch Communications, Inc.*                  803,000     23,387,375
Bell Cablemedia Plc. (ADR)* (a)                  70,000      1,120,000
Cablevision Systems Corp. Cl.A*                  90,000      4,995,000
Cinergi Pictures Entertainment, Inc.*            20,000         76,250
Comcast Corp. Cl.A (SPL)                        250,000      4,937,500
CommNet Cellular, Inc.*                          90,000      2,441,250
Cox Communications, Inc.*                       361,100      7,222,000
Jones Intercable, Inc. Cl.A*                    240,000      3,150,000
Millicom International Cellular S.A.             50,000      1,525,000
Mobilemedia Corp.*                              100,000      2,587,500
New World Communications Group, Inc.*            80,000      1,400,000
Nynex Cablecomms Group Plc (ADR)* (a)           110,000      2,145,000
Tele-Communications International Inc. Cl.A*     95,000      2,232,500
Tele-Comm Liberty Media (units)*                359,050     10,053,400
Tele-Communications, Inc. Cl.A*               1,352,500     25,021,250
Telephone & Data Systems, Inc.                   90,000      3,431,250
Viacom, Inc. Cl.B*                              146,597      7,073,294
Vodafone Group Plc (ADR)* (a)                    60,000      2,167,500
                                                           104,966,069

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-6.7%
Columbia HCA Healthcare Corp.                   217,000     11,202,625
Pfizer, Inc.                                    200,000     11,600,000
Pharmacia & Upjohn, Inc.                         50,750      1,820,656
Schering-Plough Corp.                           103,500      5,938,313
Spine Technology, Inc.*                          75,000      1,565,625
United Healthcare, Inc.                         482,400     30,330,900
Warner Lambert Co.                               38,000      3,391,500
                                                            65,849,619

ENTERTAINMENT & LEISURE-2.5%
Circus Circus Enterprises, Inc.*                 80,000      2,220,000
Cyrk, Inc.*                                      75,000        750,000
Eastman Kodak Co.                                40,000      2,720,000
Walt Disney Co.                                 312,600     18,795,075
                                                            24,485,075

FOOD, BEVERAGES & TOBACCO-6.5%
PepsiCo, Inc.                                   182,500     10,083,125
Philip Morris Cos., Inc.                        619,400     54,352,350
                                                            64,435,475

HOUSEHOLD PRODUCTS-1.7%
Gillette Co.                                    319,800     16,589,625

PRINTING & PUBLISHING-0.5%
Aamulehti Yhtymae OY-II* (d)                    140,000      3,059,611
Multimedia, Inc.*                                38,000      1,714,750
                                                             4,774,361


6



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
RESTAURANTS & LODGING-3.4%
Host Marriott Corp.                             170,000   $  2,188,750
John Q. Hammons Hotels, Inc.*                   165,000      1,629,375
Marriot International, Inc.                      65,000      2,421,250
McDonald's Corp.                                564,200     25,177,425
Promus Hotel Corp.*                              90,000      1,991,250
                                                            33,408,050

RETAILING-1.3%
Fingerhut Cos., Inc.                            230,000      2,903,750
Home Depot, Inc.                                132,700      5,888,563
Home Shopping Network, Inc.*                    140,000      1,312,500
Payless Cashways, Inc.*                         270,000      1,147,500
Wal-Mart Stores, Inc.                            43,400      1,041,600
                                                            12,293,913

OTHER-0.0%
Ideon Group, Inc.                                50,000        406,250
                                                           372,298,912


SCIENCE & TECHNOLOGY-26.6%
AEROSPACE-0.3%
Rockwell International Corp                      50,000      2,450,000

COMMUNICATIONS EQUIPMENT-5.4%
Bay Networks, Inc.*                              60,000      2,700,000
cisco Systems, Inc.*                             25,000      2,103,125
DSC Communications Corp.*                        46,000      1,822,750
Ericsson (LM) Telephone (ADR) (b)               273,510      6,495,863
General Instrument Corp.*                       140,000      3,587,500
Motorola, Inc.                                  291,200     17,836,000
Nokia Corp. (ADR)(c)                            318,700     17,289,475
Scientific-Atlanta, Inc.                        115,000      1,825,625
                                                            53,660,338

COMPUTER HARDWARE-5.0%
Ceridian Corp.                                   67,000      2,814,000
COMPAQ Computer Corp.*                          356,300     17,636,850
Digital Equipment Corp.*                         45,000      2,649,375
Hewlett-Packard Co.                             260,800     21,613,800
Intergraph Corp.*                               150,000      2,578,125
SCI Systems, Inc.*                               55,000      1,842,500
                                                            49,134,650

COMPUTER PERIPHERALS-0.2%
Seagate Technology*                              45,000      2,373,750

COMPUTER SOFTWARE & SERVICES-6.0%
Adobe Systems, Inc.                              45,000      3,043,125
Compuware Corp.*                                 80,000      1,640,000
DST Systems, Inc.*                               94,000      2,714,250
First Data Corp.                                110,400      7,838,400
General Motors Corp. Cl.E                       351,100     17,730,550
Informix Corp.                                   37,000      1,024,438
Microsoft Corp.*                                155,650     13,561,006
Newbridge Networks Corp.*                        45,000      1,918,125
Oracle Systems Corp.*                           210,300      9,542,362
                                                            59,012,256

SEMI-CONDUCTORS & RELATED-9.7%
Applied Materials, Inc.*                        526,800     25,615,650
Intel Corp.                                     830,700     50,568,862
Lam Research Corp.*                              40,000      2,190,000
Micron Technology, Inc.                         150,000      8,212,500
National Semiconductor Corp.*                   225,000      4,809,375
Teradyne, Inc.*                                  80,000      2,090,000
Texas Instruments, Inc.                          34,000      1,967,750
                                                            95,454,137
                                                           262,085,131


FINANCIAL SERVICES-20.0%
BANKING & CREDIT-7.3%
First Bank Systems, Inc.                        193,200      9,973,950
First Chicago Corp.                             125,000      8,687,500
First Interstate Bancorp                         46,900      6,284,600
Household International, Inc.                    45,000      2,812,500
NationsBank Corp.                               158,000     11,277,250
Norwest Corp.                                   989,000     32,637,000
                                                            71,672,800


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
BROKERAGE-2.7%
Edwards (A.G.), Inc.                            100,000   $  2,700,000
Legg Mason, Inc.                                 80,000      2,380,000
Merrill Lynch & Co., Inc.                       387,200     21,538,000
                                                            26,618,000

INSURANCE-6.1%
Aetna Life & Casualty Co.                        45,000      3,301,875
American International Group, Inc.              218,000     19,565,500
Amerin Corp.                                    200,000      4,400,000
Equitable of Iowa Cos.                           30,000      1,050,000
General Re Corp.                                102,700     15,366,487
Home State Holdings, Inc.*                       57,400        480,725
John Alden Financial Corp.                      100,000      2,062,500
Life Partners Group, Inc.                       107,300      1,327,838
NAC Re Corp.                                     70,000      2,310,000
Progressive Corp.                                38,400      1,708,800
TIG Holdings, Inc.                              120,000      3,240,000
Transatlantic Holdings, Inc.                     35,000      2,406,250
Travelers Group, Inc.                            60,000      3,570,000
                                                            60,789,975

MORTGAGE BANKING-3.2%
Federal Home Loan Mortgage Corp.                261,000     20,097,000
Federal National Mortgage Assn.                 103,900     11,377,050
                                                            31,474,050

REAL ESTATE-0.4%
Avalon Properties, Inc.                          80,000      1,560,000
Simon Property Group, Inc.                      100,000      2,325,000
                                                             3,885,000

OTHER-0.3%
American Express Co.                             25,000      1,062,500
MBNA Corp.                                       50,000      2,018,750
                                                             3,081,250
                                                           197,521,075


BASIC INDUSTRIES-7.6%
CHEMICALS-1.4%
Freeport McMoran, Inc.                           50,002      1,956,328
Hercules, Inc.                                   40,000      2,195,000
IMC Fertilizer Group, Inc.                       50,000      3,868,750
Monsanto Co.                                     32,000      3,664,000
Union Carbide Corp.                              50,000      1,981,250
                                                            13,665,328

MACHINERY-0.7%
Allied-Signal, Inc.                              50,000      2,362,500
Case Corp.                                       65,600      2,738,800
Coltec Industries, Inc.*                        180,000      1,980,000
                                                             7,081,300

MINING & METALS-0.7%
Alumax, Inc.*                                    85,000      2,826,250
Kaiser Aluminum Corp.*                          163,074      2,364,573
Lukens, Inc.                                     65,000      1,990,625
                                                             7,181,448

OIL & GAS-2.1%
Brown (Tom), Inc.*                              150,000      1,912,500
Camco International, Inc.                        90,000      2,115,000
ENSERCH Corp.                                    70,000      1,085,000
Louis Dreyfus Natural Gas Corp.*                180,000      2,452,500
Louisiana Land & Exploration Co.                 60,000      2,340,000
Mitchell Energy & Development Corp. Cl.B         70,000      1,233,750
Noble Affiliates, Inc.                           90,000      2,441,250
Occidental Pete Corp.                           100,000      2,212,500
Seagull Energy Corp.*                            90,000      1,642,500
United Meridian Corp.*                          183,700      3,054,013
                                                            20,489,013

PAPER & FOREST PRODUCTS-0.3%
Champion International Corp.                     34,000      1,602,250
Rayonier, Inc.                                   45,000      1,721,250
                                                             3,323,500

POLLUTION CONTROL-0.4%
Wellman, Inc.                                    60,000      1,537,500
WMX Technologies, Inc.                           80,000      2,360,000
                                                             3,897,500


8



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
SURFACE TRANSPORTATION-1.3%
Burlington Northern Santa Fe                     35,000   $  2,821,875
Canadian National Railway Co.                    16,500        247,500
Conrail, Inc.                                    25,000      1,746,875
GATX Corp.                                       60,000      2,925,000
Illinois Central Corp.                           60,000      2,430,000
Southern Pacific Rail Corp.*                    120,000      2,865,000
                                                            13,036,250

TRUCKING & SHIPPING-0.5%
Ryder System, Inc.                              130,000      3,103,750
Sea Containers, Ltd. Cl.A                       100,000      1,737,500
                                                             4,841,250

OTHER-0.2%
Xtra Corp.                                       45,000      1,923,750
                                                            75,439,339


MULTI INDUSTRY-3.1%
ITT Corp.                                       250,000     30,656,250

UTILITIES-2.2%
TELEPHONE UTILITIES-2.2%
AT & T Corp.                                    262,900     17,351,400
MCI Communications Corp.                        150,000      4,012,500
                                                            21,363,900



                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
CONSUMER MANUFACTURING-0.5%
AUTO & RELATED-0.3%
Magna International, Inc.                        60,000   $  2,610,000

BUILDING & RELATED-0.1%
American Standard Cos., Inc.*                    30,000        900,000

TEXTILE PRODUCTS-0.1%
Cone Mills Corp.*                               100,000      1,125,000
                                                             4,635,000

Total Common Stocks
  & Other Investments
  (cost $740,542,989)                                      963,999,607

COMMERCIAL PAPER-0.3%
General Electric Capital Corp.
  5.88%, 12/01/95
  (amortized cost $3,161,000)                    $3,161      3,161,000

TOTALINVESTMENTS-98.0%
  (cost $743,703,989)                                      967,160,607
Other assets less liabilities-2.0%                          19,965,163

NETASSETS-100%                                            $987,125,770


*   Non-income producing security.
(a) Country of origin - United Kingdom.
(b) Country of origin - Sweden.
(c) Country of origin - Finland.
(d) Finnish holding.

    Glossary:
    ADR - American Depository Receipt.

    See notes to financial statements.


9


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995                                             THE ALLIANCE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $743,703,989)          $967,160,607
  Cash, at value (cost $28,930)                                          30,143
  Receivable for investment securities sold                          26,309,389
  Dividends receivable                                                  818,039
  Receivable for capital stock sold                                     346,786
  Total assets                                                      994,664,964

LIABILITIES
  Payable for investment securities purchased                         5,337,262
  Unclaimed dividends                                                 1,006,095
  Management fee payable                                                562,768
  Payable for capital stock redeemed                                    180,556
  Distribution fee payable                                              179,480
  Accrued expenses                                                      273,033
  Total liabilities                                                   7,539,194

NET ASSETS                                                         $987,125,770

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $  1,279,807
  Additional paid-in capital                                        625,259,788
  Undistributed net investment income                                 2,382,871
  Accumulated net realized gain                                     134,745,473
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     223,457,831
                                                                   $987,125,770

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($945,308,950/
    122,400,986 shares of capital stock issued and outstanding)           $7.72
  Sales charge-4.25% of public offering price                               .34
  Maximum offering price                                                  $8.06

  CLASS B SHARES
  Net asset value and offering price per share($31,738,453/
    4,235,149 shares of capital stock issued and outstanding)             $7.49

  CLASS C SHARES
  Net asset value, redemption and offering price per share($10,078,367
    /1,344,394 shares of capital stock issued and outstanding)            $7.50


See notes to financial statements.


10



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995                                  THE ALLIANCE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends
    (net of foreign taxes withheld of $59,378)       $10,993,130
  Interest                                               919,202  $ 11,912,332

EXPENSES
  Management fee                                         6,096,506
  Distribution fee - Class A                           1,577,130
  Distribution fee - Class B                             236,212
  Distribution fee - Class C                              73,117
  Transfer agency                                        732,582
  Custodian                                              183,937
  Audit and legal                                        166,945
  Administrative                                         153,416
  Printing                                               119,372
  Registration                                            76,932
  Taxes                                                   60,225
  Directors' fees                                         24,327
  Miscellaneous                                           28,925
  Total expenses                                                     9,529,626
  Net investment income                                              2,382,706

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY
  Net realized gain on investments                                 137,576,646
  Net realized gain on foreign currency transactions                       570
  Net change in unrealized appreciation of:
    Securities                                                     136,437,158
    Foreign currency denominated assets and liabilities                  1,213
  Net gain on investments                                          274,015,587

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $276,398,293


See notes to financial statements.


11



STATEMENT OF CHANGES IN NET ASSETS                            THE ALLIANCE FUND
_______________________________________________________________________________

                                                    YEAR ENDED     JAN. 1,1994
                                                      NOV. 30,         TO
                                                        1995      NOV. 30,1994*
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  2,382,706   $  1,421,289
  Net realized gain on investments                  137,577,216    117,472,711
  Net change in unrealized appreciation of
    investments                                     136,438,371   (146,186,786)
  Net increase (decrease) in net assets from
    operations                                      276,398,293    (27,292,786)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (1,599,712)            -0-
  Net realized gain on investments
    Class A                                        (114,265,138)            -0-
    Class B                                          (2,789,853)            -0-
    Class C                                            (972,583)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            45,307,923    (35,882,976)
  Total increase (decrease)                         202,078,930    (63,175,762)

NET ASSETS
  Beginning of period                               785,046,840    848,222,602
  End of period (including undistributed net
    investment income of $2,382,871 and
    $1,393,547, respectively)                      $987,125,770   $785,046,840


* The Fund changed its fiscal year end from December 31 to November 30. See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995                                             THE ALLIANCE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Alliance Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes discounts on debt securities owned. Security gains and losses are determined on the identified cost basis.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net foreign exchange gain of $570 represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

To reflect reclassifications arising from permanent book/tax differences for the year ended November 30, 1995, $206,330 was reclassified from accumulated net realized gain to undistributed net investment income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the management agreement, the Fund pays its manager, Alliance Capital Management L.P., a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $153,416 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended November 30, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Manager) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $516,476 for the year ended November 30, 1995.

The Manager has agreed to reimburse the Fund to the extent that the Fund's aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution fee and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Manager believes that the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets, and 1 1/2% of its average daily net assets in excess of $100 million. No such reimbursement was required for the year ended November 30, 1995.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Manager) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $49,229 from the sale of Class A shares and $49,596 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended November 30, 1995.

Brokerage commissions paid for the year ended November 30, 1995 on securities transactions amounted to $1,823,026, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ('DLJ') nor to DLJ directly, an affiliate of the Manager.

NOTE C : DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,985,734 and $581,997, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $687,054,092 and $746,355,143, respectively, for the year ended November 30, 1995. At November 30, 1995, the cost of securities for federal income tax purposes was $744,440,061. Accordingly, gross unrealized appreciation of investments was $240,277,103 and gross unrealized depreciation of investments was $17,556,557, resulting in net unrealized appreciation of $222,720,546.


14



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 600,000,000 shares of $0.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Class A shares consists of 300,000,000 shares. Class B and Class C shares each consist of 150,000,000 shares. Transactions in capital stock were as follows:


                                  SHARES                     AMOUNT
                       --------------------------  ----------------------------
                                         ELEVEN                       ELEVEN
                        YEAR ENDED   MONTHS ENDED    YEAR ENDED    MONTHS ENDED
                       NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                           1995          1994*          1995           1994*
                       ------------  ------------  -------------  -------------
CLASS A
Shares sold             11,552,553     4,326,797   $ 76,332,241   $ 29,295,693
Shares issued in
  reinvestment of
  dividends and
  distributions         16,140,922            -0-    88,936,504             -0-
Shares redeemed        (19,990,291)  (10,990,633)  (131,496,755)   (74,078,822)
Net increase(decrease)   7,703,184    (6,663,836)  $ 33,771,990   $(44,783,129)

CLASS B
Shares sold              2,132,283     1,460,913   $ 13,861,804   $  9,756,379
Shares issued in
  reinvestment of
  distributions            429,040            -0-     2,312,524             -0-
Shares redeemed         (1,117,997)     (502,655)    (7,184,000)    (3,332,022)
Net increase             1,443,326       958,258   $  8,990,328   $  6,424,357

CLASS C
Shares sold                904,787       905,525   $  5,865,193   $  6,039,305
Shares issued in
  reinvestment of
  distributions            116,466            -0-       627,754             -0-
Shares redeemed           (634,972)     (539,376)    (3,947,342)    (3,563,509)
Net increase               386,281       366,149   $  2,545,605   $  2,475,796


*  The Fund changed its fiscal year end from December 31 to November 30.


15



FINANCIAL HIGHLIGHTS                                          THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            CLASS A
                                           ------------------------------------------------------------------------
                                                      ELEVEN MONTHS
                                           YEAR ENDED      ENDED                YEAR ENDED DECEMBER 31,
                                             NOV. 30,     NOV. 30,   ----------------------------------------------
                                               1995        1994**        1993        1992        1991
                                           ----------  ------------  ----------  ----------  ----------
Net asset value, beginning of period          $6.63       $6.85         $6.68       $6.29       $5.22

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .02(b)        .01           .02         .05         .07
Net realized and unrealized gain
  (loss) on investments                        2.08        (.23)          .93         .87        1.70
Net increase (decrease) in net
  asset value from operations                  2.10        (.22)          .95         .92        1.77

LESS: DISTRIBUTIONS
Dividends from net investment income           (.01)         -0-         (.02)       (.05)       (.07)
Distributions from net realized gains         (1.00)         -0-         (.76)       (.48)       (.63)
Total dividends and distributions             (1.01)         -0-         (.78)       (.53)       (.70)
Net asset value, end of period                $7.72       $6.63         $6.85       $6.68       $6.29

TOTAL RETURN
Total investment return based on
  net asset value (c)                         37.87%      (3.21)%       14.26%      14.70%      33.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $945,309    $760,679      $831,814    $794,733    $748,226
Ratio of expenses to average net assets        1.08%       1.05%(d)      1.01%        .81%        .83%
Ratio of net investment income to
  average net assets                            .31%        .21%(d)       .27%        .79%       1.03%
Portfolio turnover rate                          81%         63%           66%         58%         74%


See footnote summary on page 18.


16



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                         ELEVEN MONTHS
                                            YEAR ENDED        ENDED            YEAR ENDED DECEMBER 31,
                                              NOV. 30,       NOV. 30,    -----------------------------------
                                               1995           1994**        1993        1992        1991*
                                            -----------  -------------  ----------  ------------  ----------
Net asset value, beginning of period          $6.50          $6.76         $6.64       $6.27       $6.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   (.03)(b)       (.03)         (.03)       (.01)(b)     .01(b)
Net realized and unrealized gain (loss)
  on investments                               2.02           (.23)          .91         .87         .79
Net increase (decrease) in net asset
  value from operations                        1.99           (.26)          .88         .86         .80

LESS: DISTRIBUTIONS
Dividends from net investment income             -0-            -0-           -0-       (.01)       (.04)
Distributions from net realized gains         (1.00)            -0-         (.76)       (.48)       (.63)
Total dividends and distributions             (1.00)            -0-         (.76)       (.49)       (.67)
Net asset value, end of period                $7.49          $6.50         $6.76       $6.64       $6.27

TOTAL RETURN
Total investment return based on net
  asset value (c)                             36.61%         (3.85)%       13.28%      13.75%      13.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $31,738        $18,138       $12,402      $3,825        $852
Ratio of expenses to average net assets        1.90%          1.89%(d)      1.90%       1.64%       1.64%(d)
Ratio of net investment income (loss) to
  average net assets                           (.53)%         (.60)%(d)     (.64)%      (.04)%       .10%(d)
Portfolio turnover rate                          81%            63%           66%         58%         74%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                         CLASS C
                                          -------------------------------------
                                                     ELEVEN MONTHS     MAY 3,
                                           YEAR ENDED     ENDED     1993(A) TO
                                            NOV. 30,     NOV. 30,     DEC. 31,
                                              1995        1994**       1993
                                          -----------  -----------  -----------
Net asset value, beginning of period        $6.50       $6.77        $6.67

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                          (.03)(b)    (.03)        (.02)
Net realized and unrealized gain
  (loss) on investments                      2.03        (.24)         .88
Net increase (decrease) in net asset
  value from operations                      2.00        (.27)         .86

LESS: DISTRIBUTIONS
Distributions from net realized gains       (1.00)         -0-        (.76)
Net asset value, end of period              $7.50       $6.50        $6.77

TOTAL RETURN
Total investment return based on net
  asset value (c)                           36.79%      (3.99)%      13.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)  $10,078      $6,230       $4,006
Ratio of expenses to average net assets      1.89%       1.87%(d)     1.94%(d)
Ratio of net investment (loss) to
  average net assets                         (.51)%      (.59)%(d)    (.74)%(d)
Portfolio turnover rate                        81%         63%          66%


* For the period March 4, 1991 (commencement of distribution) to December 31, 1991.

**   The Fund changed its fiscal year end from December 31 to November 30.

(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(d)  Annualized.



18



REPORT OF INDEPENDENT ACCOUNTANTS                             THE ALLIANCE FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE ALLIANCE FUND, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alliance Fund, Inc. (the 'Fund') at November30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
January 16, 1996


19



                                                              THE ALLIANCE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
PAUL H. JENKEL, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


20



THE ALLIANCE FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ALLAR